Exhibit 10.14

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF OVERRIDING ROYALTY

(Multiple Assignees)

THE STATE OF TEXAS	§
§
	§	KNOW ALL MEN BY THESE PRESENTS:
§
COUNTY OF MADISON, GRIMES	§
AND WALKER	§

BHP Consulting LP, a Texas limited partnership whose address is 3821 Lenox, Fort Worth, Texas 76107, hereinafter called “Assignor”, for and inconsideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, does by these presents, GRANT, ASSIGN, TRANSFER and CONVEY unto the parties set forth below, hereinafter called the “Assignees”:

Tom D. McNutt, an individual, whose address is 2000 Bremen St., Austin, 78703;

Charlotte Brandenburg, an individual, whose address is 5324 Big Bend Dr., Fort Worth, Texas 76137; and

Carey Hewitt, an individual, whose address is 4509 Ramsgate Ct., Arlington 76013.

an overriding royalty interest (the “Overriding Royalty”), as described in Exhibit “A” attached hereto and made a part hereof for all purposes, in all oil, gas and other hydrocarbons produced, save and sold under the terms of the Oil and Gas Leases described in Exhibit “A” (the “Lease(s)”) covering the lands described therein located in Madison, Grimes and Walker Counties, Texas.

The assignment of Overriding Royalty made herein is subject to the following terms, conditions and provisions:

1.	For the purposes of calculating royalty payments, expenses and deductions, the Overriding Royalty shall be subject to the exact terms, conditions and provisions as those found in the Leases, on a lease by lease basis. In other words, should the underlying or referenced lease provide for cost free royalty then the Overriding Royalty shall also be free and clear of all cost and expenses of exploration, production, transportation and marketing, but shall bear its proportionate share of all gross production, severance, ad valorem and similar taxes. However, should the underlying referenced lease, on a lease by lease basis, be subject to deductions for transportation, dehydration and marketing then the Overriding Royalty shall also be subject to the same deductions and proportionate share of all gross production, severance, ad valorem and similar taxes.

2.	If any of the Leases cover less than the full (100% of 8/8ths) interest in oil, gas and other minerals in all or any part of the lands and depths described therein, the Overriding Royalty shall be proportionately reduced and paid to Assignee in the proportion that the interest covered by said Lease bears to the entire mineral estate;

3.	Assignor may, without the joinder of Assignee, pool and combine Assignee’s Overriding Royalty with other leases and lands in compliance with terms and conditions of the Leases.

4.	The Overriding Royalty shall attach to any extension or renewals of the Leases and shall be calculated and paid in the same manner as the original reservation set forth herein. Any lease acquired by Assignor, or its successors or assigns, within one (1) year of the termination of the Leases shall be deemed an extension or renewal lease for the purposes of this provision insofar as the renewal or extension lease covers acreage transferred hereunder.

TO HAVE AND TO HOLD the above described overriding royalty, together with all and singular the rights and appurtenances thereunto in anywise belonging unto Assignee, its successors and assigns forever; and Assignor does by these presents bind itself and its successors and assigns to warrant and forever defend all and singular, the Leases unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this instrument as of the dates set forth in the acknowledgement certificates below, but it is effective as of the date of each Lease.

ASSIGNOR

BHP CONSULTING, LP, a Texas limited partnership

By:	/s/ Brian H. Pettit
Brian H. Pettit, Managing Member of BHP Consulting GP, LLC, the General Partner of BHP Consulting, LP

~ACKNOWLEDGEMENT~

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me on this 20 of August, 2012 by Brian H. Pettit, Managing Member of BHP Consulting GP, LLC, the General Partner of BHP Consulting, LP, on behalf of said limited partnership.

[SEAL]	/s/ Steven Chapman
Notary Public in and for the State of Texas

[Remainder of page intentionally left blank]

EXHIBIT A

							ASSINEE ORRI
LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	Charlotte Brandeburg	Carey Hewitt	Tom McNutt
Will D. Smith Company, Inc.	ENEXP	Grimes	3/20/2011	00241493 RP	1371	626	0.0875%	0.0875%	0.1750%
Doyle Lyle Smith and wife, Jody Smith	ENEXP	Grimes	3/20/2011	00241494 RP	1371	630	0.0875%	0.0875%	0.1750%
Tex Bar Ranch, LTD., Billy Wayne Thomas, Managing Partner	ENEXP	Grimes	5/20/2011	00244960 RP	1391	272	0.0875%	0.0875%	0.1750%
Serena Midkiff	ENEXP	Grimes	6/7/2011	00245090 RP	1392	7	0.1125%	0.1125%	0.2250%
Lee R. Kaiser	ENEXP	Grimes	6/16/2011	00244944 RP	1391	240	0.0875%	0.0875%	0.1750%
Dahlia G.Fitzsimmons	ENEXP	Grimes	7/19/2011	00244957 RP & 00249943 RP	1391 & 1417	266 & 564	0.0875%	0.0875%	0.1750%
Covington, Paul and Vivian	ENEXP	Grimes & Madison	5/25/2011	00244021 RP & 70545 OR	1386 & 1108	663 & 120	0.0175%	0.0175%	0.0350%
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Rita Mathilde Smart Living Trust No. 1	ENEXP	Grimes & Madison	2/29/2012	00249253 RP & 73917 OR	1413 & 1151	524 & 138	0.0275%	0.0275%	0.0550%
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Nancy Forman Trust for Margaret A. Forman	ENEXP	Grimes & Madison	2/8/2012	00249250 RP & 73916 OR	1413 & 1151	518 & 135	0.0275%	0.0275%	0.0550%
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the Nancy Leona Dufresne Living Trust No. 1	ENEXP	Grimes & Madison	2/8/2012	00249251 RP & 73915 OR	1413 & 1151	520 & 132	0.0275%	0.0275%	0.0550%
Bobbi Thompson Hoover	ENEXP	Grimes	5/31/2011	00244945 RP	1391	242	0.0875%	0.0875%	0.1750%
Jason Heath Thompson	ENEXP	Grimes	5/31/2011	00244943 RP	1391	238	0.0875%	0.0875%	0.1750%
Lee David Thompson	ENEXP	Grimes	6/6/2011	00244942 RP & 00249691 RP	1391 & 1416	236 & 25	0.0875%	0.0875%	0.1750%
Will D. Smith Co. Inc., Bryce H. Smith, as President	ENEXP	Grimes	5/31/2011	00243197 RP	1381	747	0.0875%	0.0875%	0.1750%
Covington, Paul and Vivian	ENEXP	Grimes	6/14/2011	00244022RP	1386	666	0.0275%	0.0275%	0.0550%

EXHIBIT A

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	Charlotte Brandeburg	Carey Hewitt	Tom McNutt
Stuart F. Williamson	ENEXP	Grimes	8/31/2011	00244936 RP	1391	222	0.0875%	0.0875%	0.1750%
Dorthy Prince Robinson Living Trust, dated 6/17/1997, Dorothy Prince Robinson, Trustee	ENEXP	Grimes	7/22/2011	00244786 RP	1390	448	0.0875%	0.0875%	0.1750%
Colin T. Smith	ENEXP	Grimes	8/15/2011	00244955 RP	1391	262	0.0875%	0.0875%	0.1750%
Ralph E. Smith	ENEXP	Grimes	8/18/2011	00244956 RP	1391	264	0.0875%	0.0875%	0.1750%
Robert N. Smith, dealing in his sole and separate property	ENEXP	Grimes	8/18/2011	00244954 RP	1391	260	0.0875%	0.0875%	0.1750%
William Smith	ENEXP	Grimes	8/16/2011	00244953 RP	1391	258	0.0875%	0.0875%	0.1750%
Kathleen Poe	ENEXP	Grimes	8/18/2011	00244952 RP	1391	256	0.0875%	0.0875%	0.1750%
Yoshiko Suzuki Smith	ENEXP	Grimes	8/15/2011	00244951 RP	1391	254	0.0875%	0.0875%	0.1750%
Mary Beth Fetzer	ENEXP	Grimes	8/25/2011	00244948 RP	1391	248	0.0875%	0.0875%	0.1750%
Sheri E. Dinehart	ENEXP	Grimes	8/29/2011	00244947 RP	1391	246	0.0875%	0.0875%	0.1750%
Robin Smith Fredrickson	ENEXP	Grimes	8/29/2011	00244946 RP	1391	244	0.0875%	0.0875%	0.1750%
Dorothy Shepard	ENEXP	Grimes	8/25/2011	00247455 RP	1404	341	0.0875%	0.0875%	0.1750%
Barbara B. Smith	ENEXP	Grimes	9/21/2011	00247650 RP	1405	472	0.0875%	0.0875%	0.1750%
Montgomery McClendon	ENEXP	Grimes	9/5/2011	00247453 RP	1404	337	0.0875%	0.0875%	0.1750%
Elizabeth McClendon LaMair	ENEXP	Grimes	9/8/2011	00247456 RP	1404	343	0.0875%	0.0875%	0.1750%
Barbara Ann Summitt	ENEXP	Grimes	8/25/2011	00247457 RP	1404	345	0.0875%	0.0875%	0.1750%
John McClendon III	ENEXP	Grimes	9/5/2011	00247454 RP	1404	339	0.0875%	0.0875%	0.1750%
Mark T. Chalker	ENEXP	Grimes	8/26/2011	00244950 RP	1391	252	0.0875%	0.0875%	0.1750%
Ruby A. Carr	ENEXP	Grimes	9/3/2011	00244939 RP	1391	230	0.0875%	0.0875%	0.1750%
Johnnie Jozwiak, and wife Betty Jozwiak	ENEXP	Grimes	9/1/2011	00244938 RP	1391	228	0.0875%	0.0875%	0.1750%

EXHIBIT A

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	Charlotte Brandeburg	Carey Hewitt	Tom McNutt
Gloria Sue Burr and husband, Dwight M. Burr	ENEXP	Grimes	9/2/2011	00244949 RP	1391	250	0.0875%	0.0875%	0.1750%
Horace H. Barnett and wife, Patti Barnett	ENEXP	Grimes	9/8/2011	00247652 RP	1405	476	0.0875%	0.0875%	0.1750%
JRM Family Limited Partnership, James R. Moody, Managing Partner	ENEXP	Grimes	8/29/2011	00244940 RP	1391	232	0.0875%	0.0875%	0.1750%
Norman Haynes and wife, Delores Haynes	ENEXP	Grimes	9/17/2011	00246313 RP	1398	87	0.1125%	0.1125%	0.2250%
Oversa Haynes Gilbert, dealing in her sole and separate property	ENEXP	Grimes	12/7/2011	00246888 RP	1401	503	0.1125%	0.1125%	0.2250%
Roy Wayne Lively and wife, Janie W. Lively	ENEXP	Grimes	9/16/2011	00246196 RP	1397	418	0.0875%	0.0875%	0.1750%
Charles R. Harrison,Individually and as an Agent and Attorney-In-Fact for the Heirs of Harold G. Harrison	ENEXP	Grimes	9/26/2011	00247237 RP	1403	256	0.0875%	0.0875%	0.1750%
Georgana H. Marek and David B. Marek, husband and wife, dealing herein with her sole and separate property	ENEXP	Grimes	9/26/2011	00247239 RP	1403	262	0.0875%	0.0875%	0.1750%
Phillip B. Harrison and Jeanette G. Harrison, husband and wife, dealing herein with his sole and separate property	ENEXP	Grimes	9/26/2011	00247238 RP	1403	259	0.0875%	0.0875%	0.1750%
Julie H. Tegeler and Larry W. Tegeler, husband and wife, dealing herein with her sole and separate property	ENEXP	Grimes	9/26/2011	00247236 RP	1403	253	0.0875%	0.0875%	0.1750%
David Harrison McIntyre	ENEXP	Grimes	1/11/2012	00248296 RP	1409	190	0.1000%	0.1000%	0.2000%
Clarence Porter II	ENEXP	Grimes	9/27/2011	00247648 RP	1405	468	0.0875%	0.0875%	0.1750%
Jo Ann Wilson Freeman	ENEXP	Grimes	9/18/2011	00247651 RP	1405	474	0.0875%	0.0875%	0.1750%
Artie Mae Wilson Preadon and Margaret Louise Burnett Wilson	ENEXP	Grimes	9/18/2011	00247309 RP	1403	628	0.0875%	0.0875%	0.1750%
Roy Lee Wilson	ENEXP	Grimes	9/18/2011	00247310 RP	1403	629	0.0875%	0.0875%	0.1750%
Robert Roger Wilson	ENEXP	Grimes	9/18/2011	00247649 RP	1405	470	0.0875%	0.0875%	0.1750%
Taj Divad Porter	ENEXP	Grimes	1/5/2012	00248297 RP	1409	192	0.0875%	0.0875%	0.1750%
Clarence M. Porter, M.D.	ENEXP	Grimes	1/5/2012	00248298 RP	1409	194	0.0875%	0.0875%	0.1750%
Joe Edd Hall, Agent and Attorney- in- Fact for Margaret Ann Hall	ENEXP	Grimes	9/30/2011	00247337 RP	1403	729	0.1125%	0.1125%	0.2250%
Steve M. Perkins	ENEXP	Grimes	9/30/2011	00247336 RP	1403	727	0.1125%	0.1125%	0.2250%
Mark T.Chalker	ENEXP	Grimes	9/29/2011	00248242 RP	1408	764	0.0875%	0.0875%	0.1750%
Nicholas E.Hemken and wife Roberta Hemken	ENEXP	Grimes	7/15/2011	00243889 RP	1386	42	0.0275%	0.0275%	0.0550%
Raymond L. Kirk and wife, Barbara A. Kirk	ENEXP	Grimes	7/13/2011	00243888 RP	1386	40	0.0275%	0.0275%	0.0550%
William Ernest Cannon, Jr. and wife, Sharon W. Cannon	ENEXP	Grimes	7/6/2011	00243478 RP	1383	288	0.0275%	0.0275%	0.0550%
Sharon W. Cannon, Dealing in her separate property	ENEXP	Grimes	7/6/2011	00243479 RP	1383	290	0.0275%	0.0275%	0.0550%
Carl L. Cannon and wife Lisa Cannon	ENEXP	Grimes	7/27/2011	00243738 RP	1384	574	0.0275%	0.0275%	0.0550%

EXHIBIT A

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	Charlotte Brandeburg	Carey Hewitt	Tom McNutt
Douglas Bruce Hart	ENEXP	Grimes	9/12/2011	00244567 RP	1389	428	0.0275%	0.0275%	0.0550%
Charles Bruce Hart	ENEXP	Grimes	9/7/2011	00244568 RP	1389	430	0.0275%	0.0275%	0.0550%
James Otis Carter and wife Tracy L. Carter	ENEXP	Grimes	7/20/2011	00243870 RP	1385	767	0.0275%	0.0275%	0.0550%
William J. Montgomery and wife Florence A. Montgomery	ENEXP	Grimes & Madison	7/18/2011	00243871 RP & 70118 OR	1385 & 1102	768 & 272	0.0275%	0.0275%	0.0550%
Linda Joyce Fostinis and husband, Michael N. Fostinis	ENEXP	Grimes	7/6/2011	00243737 RP	1384	572	0.0275%	0.0275%	0.0550%
Roger Lee Callender	ENEXP	Grimes & Madison	7/6/2011	00243736 RP & 72512 OR	1384 & 1133	571 & 140	0.0275%	0.0275%	0.0550%
Truett E. Wells	ENEXP	Grimes	7/6/2011	00243869 RP	1385	765	0.0275%	0.0275%	0.0550%
David Lee Callaham and Eva Jean Callaham Revocable Living Trust	ENEXP	Grimes & Madison	7/6/2011	00244160 RP	1387	493	0.0275%	0.0275%	0.0550%
Rita Mathilde Smart and Michael W. Elley, co-trustees Of the Rita Mathilde Smart Living Trust No. 1	ENEXP	Grimes & Madison	10/7/2011	00245148 RP & 00248507 RP	1392 & 1410	332 & 377	0.0275%	0.0275%	0.0550%
Rita Mathilde Smart and Michael W. Elley, co-trustees Of the Margaret A. Foreman Living Trust No. 1	ENEXP	Grimes & Madison	10/7/2011	00245147 RP & 00248506 RP	1392 & 1410	330 & 374	0.0275%	0.0275%	0.0550%
Rita Mathilde Smart and Michael W. Elley, co-trustees Of the Nancy Leona DuFresne Living Trust No. 1	ENEXP	Grimes & Madison	10/7/2011	00245146 RP & 00248508 RP	1392 & 1410	328 & 380	0.0275%	0.0275%	0.0550%
Krista Bryant	ENEXP	Madison & Walker	4/29/2011	68987 OR & 00003595 OR	1088 & 982	6 & 479	0.0875%	0.0875%	0.1750%

EXHIBIT A

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	Charlotte Brandeburg	Carey Hewitt	Tom McNutt
Janis Baker, a married woman dealing herein with her sole and separate property	ENEXP	Madison & Walker	5/3/2011	68988 OR & 00003594 OR	1088 & 982	9 & 477	0.0875%	0.0875%	0.1750%
Barbara Buie	ENEXP	Madison & Walker	10/27/2010	00002916 OR & 72510 OR	979 & 1133	427 & 133	0.1125%	0.1125%	0.2250%
Jessica Baker Trust and the Heath Baker Trust, Krista Bryant and Barbara Buie, Co-Trustees	ENEXP	Madison & Walker	5/18/2011	00005630 OR & 72511 OR	991 & 1133	697 & 136	0.0875%	0.0875%	0.1750%
Joe Gus Andrews and wife, Barbara Annette Andrews	ENEXP	Madison	2/16/2011	68339 OR	1080	57	0.0875%	0.0875%	0.1750%
Charles Kenneth Andrews and wife, Mary Jane Andrews	ENEXP	Madison	2/16/2011	68337 OR	1080	48	0.0875%	0.0875%	0.1750%
Ronald E. Bartee and wife Roslyn C. Bartee	ENEXP	Madison	2/16/2011	68285 OR	1079	186	0.0875%	0.0875%	0.1750%
Steven Russell Andrews and wife, Anita Levonne Andrews	ENEXP	Madison	2/16/2011	68338 OR	1080	53	0.0875%	0.0875%	0.1750%
Ezell Johnson, Jr.,and wife Minnie P. Johnson	ENEXP	Madison	6/6/2011	71477 OR	1119	65	0.0875%	0.0875%	0.1750%
Helen Dean Allen	ENEXP	Madison	4/19/2011	69214 OR	1092	111	0.1125%	0.1125%	0.2250%
Darrell L. and wife, Donna Rhena Whitlow	ENEXP	Madison	4/19/2011	69349 OR	1093	237	0.1125%	0.1125%	0.2250%
Ellis Rudy	ENEXP	Madison	7/8/2011	70029 OR	1101	242	0.0375%	0.0375%	0.0750%
Bryce H Smith and wife, Mary Lynn Wells Smith	ENEXP	Madison	5/31/2011	69621 OR	1096	313	0.0875%	0.0875%	0.1750%

EXHIBIT A

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	Charlotte Brandeburg	Carey Hewitt	Tom McNutt
Mary Lynn Wells Smith	ENEXP	Madison	5/31/2011	69620 OR	1096	310	0.0875%	0.0875%	0.1750%
Paul David Covington and wife, Vivian Doyle Covington	ENEXP	Madison	6/14/2011	70246 OR	1104	261	0.0275%	0.0275%	0.0550%
Dale Van Dean and wife, Sylvia Garrett Dean	ENEXP	Madison	6/16/2011	71002 OR & 70998 OR	1113 & 1113	215 & 204	0.0875%	0.0875%	0.1750%
Jimmy Earl Gilbert and wife, Betty Jo Gilbert	ENEXP	Madison	7/29/2011	71476 OR & 00244959 RP	1119 & 1391	62 & 270	0.0875%	0.0875%	0.1750%
W.R. Goodrum, Jr.	ENEXP	Madison	8/5/2011	70988 OR	1113	174	0.0875%	0.0875%	0.1750%
Harold Wayne Goodrum	ENEXP	Madison	8/5/2011	70987 OR	1113	171	0.0875%	0.0875%	0.1750%
Don J. Ekvall and wife, Mary U. Ekvall	ENEXP	Madison	8/1/2011	70451 OR	1107	84	0.0375%	0.0375%	0.0750%
Loraine Kuehn, a widow	ENEXP	Madison	8/9/2011	70989 OR	1113	177	0.0875%	0.0875%	0.1750%
Neil Lindsey	ENEXP	Madison	8/5/2011	70991 OR	1113	183	0.1000%	0.1000%	0.2000%
J.B. Whearley and wife, Evelyn Whearley	ENEXP	Madison	8/9/2011	71000 OR	1113	210	0.0875%	0.0875%	0.1750%
Neil Lindsey	ENEXP	Madison	8/5/2011	70992 OR	1113	186	0.0875%	0.0875%	0.1750%
Gary Burtis Lindsey	ENEXP	Madison	8/5/2011	71985 OR	1126	154	0.0875%	0.0875%	0.1750%

EXHIBIT A

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	Document # & BOOK	VOLUME	PAGE	Charlotte Brandeburg	Carey Hewitt	Tom McNutt
Neil Lindsey and Gary Burtis Lindsey	ENEXP	Madison	8/5/2011	70990 OR	1113	180	0.0875%	0.0875%	0.1750%
T.C. King, Jr., and wife Margie A. King	ENEXP	Madison	8/12/2011	70993 OR	1113	189	0.0875%	0.0875%	0.1750%
Sue Lisbeth Cannon, a widow	ENEXP	Madison	8/16/2011	70994 OR	1113	192	0.0875%	0.0875%	0.1750%
Gary L. Dossett	ENEXP	Madison	8/11/2011	79997 OR	1113	201	0.0875%	0.0875%	0.1750%
Stephen Andrew Dossett	ENEXP	Madison	8/11/2011	70996 OR	1113	198	0.0875%	0.0875%	0.1750%
Joseph E. Dossett	ENEXP	Madison	8/11/2011	71532 OR	1119	303	0.0875%	0.0875%	0.1750%
Jimmy Earl Gilbert and wife, Betty Jo Gilbert	ENEXP	Madison	8/10/2011	70995 OR	1113	195	0.0875%	0.0875%	0.1750%
Sharon Ann Renfro	ENEXP	Madison	8/18/2011	70985 OR	1113	165	0.0875%	0.0875%	0.1750%
James C. Wells	ENEXP	Madison	8/16/2011	70986 OR	1113	168	0.0375%	0.0375%	0.0750%
Steven R. Wells	ENEXP	Madison	8/16/2011	71519 OR	1119	257	0.0375%	0.0375%	0.0750%
Thomas J. Poole and wife, Billie Joyce Poole	ENEXP	Madison	8/25/2011	71001 OR	1113	213	0.0875%	0.0875%	0.1750%
Mary Lynn Smith	ENEXP	Madison	11/23/2011	71984 OR	1126	151	0.0375%	0.0375%	0.0750%
Heber E. Foster	ENEXP	Madison	9/13/2011	70999 OR & 74525 OR	1113 & 1159	207 & 143	0.0875%	0.0875%	0.1750%
William Keith West and wife, Courtney Ann West	ENEXP	Madison	8/18/2011	71968 OR	1126	84	0.0875%	0.0875%	0.1750%
June R. Bevers	ENEXP	Madison	9/21/2011	73197 OR	1141	74	0.0875%	0.0875%	0.1750%
Ottis Wayne Collard	ENEXP	Madison	7/20/2011	70252 OR	1104	283	0.0275%	0.0275%	0.0550%
William O. Collard	ENEXP	Madison	7/20/2011	70253 OR	1104	285	0.0275%	0.0275%	0.0550%
Paul David Covington	ENEXP	Walker	8/17/2011	00005586 OR	991	529	0.0275%	0.0275%	0.0550%
Earl G. Covington, Jr.	ENEXP	Walker	8/17/2011	00005587 OR	991	531	0.0275%	0.0275%	0.0550%
Mary Zina Covington Arnold	ENEXP	Walker	8/17/2011	00005949 OR	993	90	0.0275%	0.0275%	0.0550%